Exhibit 99.2

Q32 2023 Conference Call November 1, 2023 Atomera Incorporated 1

Safe Harbor This presentation contains forward - looking statements concerning Atomera Incorporated (““Atomera,” the “Company,” “we,” “us,” and “our”). The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “woul d,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forwar d - looking statements. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those disclosed in the section "Risk Factors" included in our Annual Report on Form 10 - K filed with the SEC on February 15, 2023 (the “Annual Report ”) Quarterly Report on Form 10 - Q filed with the SEC on November 1, 2023. In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward - looking statements. You sh ould not rely upon forward - looking statements as predictions of future events. Although we believe that the expectations reflected in our forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward - looking statements will be achieved or occur. This presentation contains only basic information concerning Atomera. The Company’s filings with the Securities Exchange Commission, including the Annual Report, include more information about factors that could affect the Company’s operating and financial results. We assume no obligation to update information contained in this presentation. Although this presentation m ay remain available on the Company's website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Atomera Incorporated 2

3 Strong, Growing and Defensible Patent Portfolio High Leverage IP Licensing Business Model Top Tier Management Team Transistor enhancement technology for the $550B semiconductor market Mears Silicon Technology (MST®) Quantum Engineered Materials

Customer Pipeline 4 • 20 customers, 26 engagements • Working with 50% of the world’s top semiconductor makers* • 10 of the top 20 (IC Insights, McClean Report 2022) ^ End of year engagement count Atomera Incorporated v Customer Wafer Manufacturing Atomera MST ® Deposition Customer MST ® Deposition Phase 1 . Planning 2 . Setup 3 . Integration 4 . Installation 5 . Qualification 6 . Production

Chip Designs Start Productization cycle Atomera Incorporated 5 Freeze PDK (Process Design Kit) Silicon Validation Wafers manufactured with MST Process development with TCAD Process Qualification Volume Production Chip Designs Start Chip Designs Start Chip Designs MST Installation

MST technology focus areas Atomera 6 MST for Advanced Nodes MST for RF - SOI MST - SP, SPX MST for DRAM

Financial Review Atomera Incorporated 7 Income Statement ($ in thousands, except per-share data) September 30, 2023 June 30, 2023 September 30, 2022 REVENUE -$ -$ 2$ Gross Profit - - 2 OPERATING EXPENSES Research & Development 3,305 3,192 2,743 General and Administration 1,683 1,775 1,567 Selling and Marketing 365 393 347 TOTAL OPERATING EXPENSES 5,353 5,360 4,657 OPERATING LOSS (5,353) (5,360) (4,655) Other Income (Expense) 314 208 53 NET LOSS (5,039)$ (5,152)$ (4,602)$ Net Loss Per Share (0.20)$ (0.21)$ (0.20)$ Weighted average shares outstanding 25,255 24,677 23,294 ADJUSTED EBITDA (NON-GAAP) (4,292)$ (4,310)$ (3,747)$ ADJUSTED EBITDA PER SHARE (0.17)$ (0.17)$ (0.16)$ Balance Sheet Information Cash, equivalents & ST investments 20,389$ 23,835$ 23,287$ Debt - - - Three Months Ended

We collaborate with customers to improve their products, through integration of MST, so that both companies benefit financially Mission Statement Atomera Incorporated 8

Thank You Atomera Incorporated 9